EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report on Form 10-K of PolyMedica Corporation (“PolyMedica”) for the fiscal year ended March 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Patrick T. Ryan, President and Chief Executive Officer, and Keith W. Jones, Chief Financial Officer of PolyMedica, each hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of PolyMedica.

Dated: June 13, 2005	/s/ Patrick T. Ryan
Patrick T. Ryan
President, Chief Executive Officer and Director

Dated: June 13, 2005	/s/ Keith W. Jones
Keith W. Jones
Chief Financial Officer